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                                                                    Exhibit 10.5

                           THE WATTS INDUSTRIES, INC.
                        1986 INCENTIVE STOCK OPTION PLAN

                                                                  April 24, 1986

     The purpose of this Plan is to encourage and enable certain employees of Watts Industries, Inc. (the "Company") and/or of any subsidiary of the Company, as defined in the Internal Revenue Code of 1954, as amended (the "Code"), to acquire an interest in the Company through the granting of options, as herein provided, to acquire its Common Stock, $1.00 par value (the "Common Stock"), which are intended to qualify as incentive stock options under the provisions of the Code.

1.   SHARES OF STOCK SUBJECT TO THE PLAN

     The stock that may be issued and sold pursuant to options granted under the Plan shall not exceed, in the aggregate, 3,000 shares of Common Stock of the Company, which may be (i) authorized but unissued shares, (ii) treasury shares or (iii) shares previously reserved for issuance upon the exercise of options under the Plan, which options have expired or been terminated; provided, however, that the number of shares subject to the Plan shall be subject to adjustment as provided in Section 6.

2.   ELIGIBILITY

     Options will be granted only to persons who are key employees of the Company or a subsidiary (as defined in the Code) and eligible to receive an incentive stock option under the Code.

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Directors of the Company or a subsidiary who are not employees thereof are not eligible to receive options under the Plan. The Board of Directors of the Company (the "Board") acting by a majority of its disinterested Directors, shall determine the employees to be granted options ("Optionees"), the number of shares subject to each option, and the terms of the options (including, without limitation, such provisions as to vesting and/or restrictions upon transfer as may be included in the incentive stock option agreements approved in connection with the granting of options) consistently with the provisions of this Plan. The Board may appoint from its disinterested Directors a committee of three or more persons who may exercise the powers of the Board in granting options under the Plan. As used herein, a "disinterested" Director shall mean one who is not presently eligible, and has not been eligible at any time within one year prior to the granting of the options in question, to receive any option granted under the Plan or any stock, stock options or stock appreciation rights under any other plan of the Company or its affiliates.

3.   PRICE AND LIMITATION ON GRANT OF OPTIONS

     The purchase price of shares which may be purchased under each option shall be at least equal to the fair market value per share of the outstanding Common Stock of the Company at the time the option is granted as determined by the Board acting in good faith (provided, however, that the price of shares which may be purchased under any option granted to any employee who

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owns more than 10% of the total combined voting power of all classes of stock of the Company shall be at least equal to 110% of the fair market value per share of the outstanding Common Stock of the Company at the time the option is granted as determined by the Board of Directors acting in good faith), and the Board in its discretion may set a higher price. The aggregate fair market value (determined as of the time the option is granted) of the stock for which an individual may be granted incentive stock options in any calendar year under this Plan and all other plans of the Company and any parent or subsidiary of the Company ( as defined in the Code) shall not exceed $100,000 plus any "unused limit carryover" as that term is defined in Section 422A of the Code.

4.   PERIOD OF OPTION AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE

     Each option shall be exercisable at such time or times as the Board shall from time to time determine, but in no event after the expiration of ten years from the date such option is granted (provided, however, that no option granted to any employee who owns more than 10% of the total combined voting power of all classes of stock of the Company shall be exercisable more than five years after the date such option is granted). The delivery of certificates representing shares under any option will be contingent upon receipt by the Company from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the option) of the full purchase price for such shares and the fulfillment of any other requirements contained in the option as determined by the Board of

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Directors or under applicable provisions of law; and until such receipt of the purchase price and fulfillment of other requirements no Optionee or person entitled to exercise the option shall be, or shall be deemed to be, a holder of any shares subject to the option for any purpose.

5.   NON-TRANSFERABILITY OF OPTION

     Each option granted under the Plan shall provide that it is personal to the Optionee, is not transferable by the Optionee in any manner otherwise than by will or the laws of descent and distribution and is exercisable, during the Optionee's lifetime, only by him. However, the rights and obligations of the Company under the Plan and any option may be assigned by the Company to a successor to the whole or any substantial part of its business provided that such successor assumes in writing all of such rights and obligations.

6.   DILUTION OR OTHER ADJUSTMENTS

     The terms of the options and the number of shares subject to this Plan shall be equitably adjusted in such manner as to prevent dilution or enlargement of option rights in the following instances:

          (a) the declaration of a dividend payable to the holders of Common Stock in stock of the same class;

          (b)  a split-up of the Common Stock or a reverse split thereof;

          (c) a recapitalization of the Company under which shares of one or more different classes of stock are distributed in exchange for or upon the Common Stock

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               without payment of any valuable consideration by the holders thereof.

The terms of any such adjustment shall be conclusively determined by the Board.

7.   SHAREHOLDER APPROVAL.

     The Plan is subject to the approval of the shareholders of the Company, and although options may be granted prior to such approval, none may be exercised until shareholder approval has been obtained. If such approval is not given within twelve months after the date hereof, the Plan and all outstanding options shall terminate and be null and void.

8.   ADMINISTRATION AND AMENDMENT OF THE PLAN

     The Plan shall be administered by the Board, or a committee thereof as provided in Section 2, which shall effect the grant of options under the Plan, determine the form of options to be granted in each case, and make any other determination under or interpretation of any provision of the Plan and any option. Any of the foregoing actions taken by the Board or such committee shall be final and conclusive. The Board may amend and make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such action shall adversely affect or impair any options theretofore granted under the Plan without the consent of the applicable Optionee; and provided further, however, that no amendment (i) increasing the maximum number of shares which may be issued under the Plan, except as provided in Section 6,

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(ii) extending the term of the Plan or any option, (iii) changing the minimum exercise price of options to be granted under the Plan, or (iv) changing the requirements as to eligibility for participation in the Plan, shall be adopted without the approval of shareholder.

9.   EXPIRATION AND TERMINATION OF THE PLAN

     Options may be granted under the Plan at any time, or from time to time, within ten years from the date the Plan is adopted or the date on which it is approved by the shareholders of the Company, whichever is earlier, as long as the total number of shares purchased under the Plan and subject to outstanding options under the Plan does not exceed 3,000 shares of the Common Stock of the Company, subject to adjustment as provided in Section 6. The Plan may be abandoned or terminated at any time by the Board, except with respect to any options then outstanding under the Plan.


YP-3134/W

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                                 AMENDMENT NO. 1

                                       to

                             WATTS INDUSTRIES, INC.
                        1986 INCENTIVE STOCK OPTION PLAN

                            Dated as of June 16, 1986


                                   WITNESSETH:

     WHEREAS, the 1986 Incentive Stock Option Plan (the "1986 Plan") of Watts Industries, Inc. (the "Company") relates to 3,000 shares of Common Stock, par value $1.00 per share; and

     WHEREAS, the Company proposes to effect a recapitalization pursuant to the Restated Certificate of Incorporation attached hereto as Exhibit A; and

     WHEREAS, the Company and each holder of options under the 1986 Plan desire to amend the 1986 Plan to provide that such Plan shall relate to 990,000 shares of the Company's Class A Common Stock, par value $.10 per share.

     NOW, THEREFORE, the 1986 Plan is hereby amended as follows, effective as of the date and time at which the aforementioned Restated Certified of Incorporation shall have become effective under the laws of the State of Delaware (the "Effective Time") :

1.   CLASS A COMMON STOCK

     As of the Effective Time, each reference to Common Stock, par value $1.00 per share, appearing in the 1986 Plan and the form of option appended thereto shall be deleted and replaced by reference to the Company's Class A Common Stock, par value $.10 per share.

2.   RESERVED SHARES

     As of the Effective Time, the number "3,000" appearing in the third line of
Section 1 of the 1986 Plan shall be deleted and replaced by the number
"990,000."

     IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the 16th day of June, 1986.


                                                 WATTS INDUSTRIES, INC.


                                                 By:/s/ Kenneth J. McAvoy
                                                    ---------------------------
                                                     Vice President of Finance

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                                 AMENDMENT NO. 2

                                       to

                             WATTS INDUSTRIES, INC.
                        1986 INCENTIVE STOCK OPTION PLAN

                                  WITNESSETH :

     WHEREAS, the Tax Reform Act of 1986 contains several provisions relating to incentive stock options.

     NOW, THEREFORE, the 1986 Incentive Stock Option Plan is hereby amended as follows, effective as of the date hereof:

     1.   DELETION OF LIMITATION ON GRANT OF OPTIONS

          Section 3 is hereby amended by deleting the second sentence thereof in its entirety.

     2.   LIMITATION ON RIGHT TO EXERCISE

          Section 4 is hereby amended by adding the following to the end thereof:

          "Notwithstanding any other contrary provision in this Plan, with respect to options granted on or after April 23, 1987 under this Plan or any other plan of the Company or any parent or subsidiary corporation (within the meaning of Section 425 of the Code), the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year shall not exceed $100,000."

     IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the 23rd day of April, 1987.

                                                 WATTS INDUSTRIES, INC.


                                                 By:/s/ Kenneth J. McAvoy
                                                    -------------------------
                                                    Vice President of Finance


YP-3135/W

                                        8
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                                 AMENDMENT NO. 3

                                       to

                             WATTS INDUSTRIES, INC.
                        1986 INCENTIVE STOCK OPTION PLAN

                                   WITNESSETH:

     WHEREAS, the Securities and Exchange Commission has adopted amendments (the "Amendments") to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and such amendments permit grants of stock options to Dircetors serving as administrators of stock option plans under certain circumstances.

     NOW, THEREFORE, the 1986 Incentive Stock Option Plan, as heretofore amended (the "1986 Plan"), is hereby amended as follows, effective as of the effective date of the Amendments:

     1. AMENDMENT OF LIMITATION ON GRANT OF OPTIONS. Section 2 is hereby amended by deleting the second to the last sentence thereof in its entirety and inserting the following sentence in its place:

          As used herein, a Director shall be "disinterested" if the Director is a "disinterested person" as that term is defined under Rule 16b-3(c)
          (2) under the Securities Exchange Act of 1934, or any successor rule, as amended and interpreted from time to time.

     2. EFFECT OF AMENDMENT. Except as set forth herein, the 1986 Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment No. 3 has been executed as of the 20th day of October 1992.

                                                 WATTS INDUSTRIES, INC.


                                                 By:/s/ Kenneth J. McAvoy
                                                    -------------------------
                                                    Vice President of Finance

YP-0377/W
9/18/92